UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☒	Soliciting Material Pursuant to §240.14a-12
Lionbridge Technologies, Inc.

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Transcript of video available for replay on Lionbridge Technologies, Inc.’s internal website beginning on December 12, 2016:
Hello everybody. Today we have some very exciting news to share with you about the future of our company. Today we’re announcing we’ve executed an agreement to be acquired by H.I.G. Capital. Upon the closing of this agreement, Lionbridge will no longer be a public company - rather, it will be a private company. Essentially what that means is that rather than having multiple investors, we will have a single investor. We’ll no longer be in the public markets. We plan to operate substantially as we do today. There will be very few changes. I will remain as CEO and management, of course, will remain in place.
So, let’s start with some context. Of course, I have 3 constituencies that I balance and whose needs I must manage - customers, employees, and investors. And I also have to think in these 3 to 5-year horizons. Each of these constituencies is undergoing significant changes. Customers of course are embracing new technologies, both language technologies and file management technologies. And of course, as employees and as a company, we need new ways to manage these activities and innovate for client success.
Of course, capital markets during the same time have evolved as well. Early in our development, public markets offered us the greatest opportunity and the greatest flexibility to achieve our goals. Today, private equity seems to be far more flexible and provides more aggressive sources of growth capital for our needs. In fact, there are now more private equity funds in the United States than there are stocks on NASDAQ.
So, I think we have a strong market plan in place, we have a strong technology plan in place, and my goal now and our Board’s goal was to ensure that we had a strong financial or capital plan in place. We’ve spent many months evaluating these opportunities and we drew the conclusion that partnering with H.I.G. would be the best way to implement our needs.
So why H.I.G.? Well, H.I.G. is a prominent private equity firm with about $20 billion under management. They understand business services and technology companies, as well as that intersection between the two. They have a very positive reputation for partnering with management to achieve operating objectives in a private setting. Now to remind you, H.I.G. does not operate companies - they partner with management to achieve their goals. They pride themselves on acquiring companies that are leaders in their respective markets.
So, what’s going to be different about working with H.I.G.? Well, there should be no impact on the day-to-day operations. H.I.G. shares our passion for client delivery and they share our passion for excellence. This should have no impact on our client relationships. In fact, it should probably strengthen our relationships with clients, as we’ll have a more flexible capital partner to achieve our goals.
So, the next steps. Clearly, with today’s announcement, it will be a couple of months before the transaction actually closes and during that timeframe, we have a series of SEC requirements and other shareholder approval processes to achieve. We expect this transaction will be completed by the end of our first quarter of 2017.
So, in closing, thanks again for your time today and your ongoing commitment. I hope you’re as enthusiastic as I am about this next chapter of our development!
Rory Cowan (C.E.O. of Lionbridge Technologies, Inc.)

Additional Information About the Proposed Transaction and Where to Find It

Lionbridge plans to file with the U.S. Securities and Exchange Commission and furnish its stockholders with a proxy statement in connection with the proposed transaction with H.I.G. Capital Investors and security holders of Lionbridge are urged to read the proxy statement and other the relevant materials when they become available because such materials will contain important information about Lionbridge, H.I.G and its affiliates and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by Lionbridge with the Commission, may be obtained free of charge at the Commission’s website at www.sec.gov.

In addition, investors may obtain a free copy of Lionbridge’s filings from Lionbridge’s website at http://investors.lionbridge.com or by directing a request to: Lionbridge Technologies, Inc. 1050 Winter Street, Suite 2300, Waltham, Massachusetts, attn: investor.relations@lionbridge.com.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Participants in the Solicitation

Lionbridge and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Lionbridge in connection with the proposed transaction. Information about those directors and executive officers of Lionbridge, including their ownership of Lionbridge securities, is set forth in the proxy statement for Lionbridge’s 2015 Annual Meeting of Stockholders, which was filed with the Commission on March 21, 2016, as supplemented by other Lionbridge filings with the Commission. Investors and security holders may obtain additional information regarding the direct and indirect interests of Lionbridge and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction with H.I.G., the timing of the closing of the transaction, the expected impact of the transaction on Lionbridge’s business, plans and expectations for the go-shop and Lionbridge’s plans with regard to the proxy statement.  Lionbridge intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions.  Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Lionbridge, may be identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “project,” or similar expressions.  Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements.  Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, general economic conditions; uncertainties as to the timing of the acquisition; uncertainties as to whether H.I.G. will be able to consummate the acquisition; uncertainties as to whether Lionbridge’s stockholders will provide the requisite approval for the acquisition; the possibility that competing offers will be made; the possibility that certain conditions to the consummation of the acquisition will not be satisfied, including without limitation, whether the parties will be unable to obtain antitrust clearance on a timely basis or at all; the possibility that Lionbridge’s stockholders will file lawsuits challenging the acquisition; the diversion of Lionbridge’s management time and attention to issues relating to the acquisition; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or business partners) occurring prior to completion of the acquisition or if the acquisition is not completed; the difficulty retaining certain key employees of Lionbridge as a result of the announcement of the acquisition; the possibility that costs, fees, expenses or charges Lionbridge incurs in connection with the acquisition are greater than expected; the possibility that the merger agreement may be terminated in circumstances that require Lionbridge to reimburse certain expenses to or pay a termination fee to H.I.G. or its affiliates related to the acquisition; and changes in the economic and financial conditions of the businesses of Lionbridge and H.I.G.; and those risks and uncertainties discussed in Lionbridge’s Annual Report on Form 10-K for the year ended December 31, 2015 and under the heading “Risk Factors,” as updated from time to time by Lionbridge’s Quarterly Reports on Form 10-Q and other documents subsequently filed with the Commission.  Except as may be expressly required by law, Lionbridge undertakes no obligation to update any forward-looking statements, which speak only as of the date of this document.  All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Contact:
Sara Buda
Lionbridge Technologies Inc.
sara.buda@lionbridge.com
P 978.964.1404